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                               First Niagara
                                     Financial Group, Inc.

                             "A Capital Transaction"

                           Troy Financial Corporation

                                                                 August 11, 2003
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      Forward-Looking Statements

During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such statements are just predictions, and that actual events or results may differ materially. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements.

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      Forward-Looking Statements

The proposed transaction will be submitted to Troy Financial Corporation's stockholders for their consideration. Troy Financial Corporation will file a proxy statement and other relevant documents concerning the proposed transaction with the SEC. Stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement as well as other filings containing information about First Niagara Financial Group and Troy Financial Corporation, at the SEC's Internet site (www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can be obtained, without charge, by directing a request to First Niagara Financial Group, Investor Relations, Christopher J. Thome, P.O. Box 514, Lockport, NY 14095-0514. (716) 625-7645 or to Troy Financial Corporation, Investor Relations, David DeLuca, 32 Second Street, Troy, NY 12180, (518) 270-3206.

Troy Financial Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Troy Financial Corporation in connection with the merger. Information about the directors and executive officers of Troy Financial Corporation and their ownership of Troy Financial Corporation common stock is set forth in the proxy statement, dated January 14, 2003, for Troy Financial Corporation 's 2003 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of these participants may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available.

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      Strategic Rationale

>>    Effective use of FNFG's "second-step" proceeds

>> Provides FNFG with significant market share presence in the Capital (Albany) Region

>>    Deal is immediately accretive to EPS

>> Transaction significantly extends current FNFG market, making FNFG a state-wide institution

>> Troy has a strong commercial bank business mix, with a complementary loan portfolio

>>    Troy has excellent asset quality

>>    Significant opportunities exist for cost savings

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      Overview of Transaction

Acquisition of Troy Financial:

>>    Location:         Greater Capital and Catskill regions near Albany, N.Y.

>>    Retail Offices:   21, serving eight counties

>>    Market Area:      Counties of Albany, Greene, Rensselaer, Saratoga,
                        Schenectady, Schoharie, Warren and Washington

>>    Dominant Market Share (6/30/02):

      -     Rensselaer County: #1 deposit share, 23%

      -     Greene County: #2 deposit share, 24%

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      Combined Branch Locations

                                 [MAP OMITTED]

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      Troy Financial Corporation

Financial Profile :

>>    Assets:                       $1.25 billion

>>    Loans:                        $770 million

>>    Deposits:                     $925 million

Financial Performance Summary:

>>    Diluted EPS (LTM):            $1.51

>>    ROE (LTM):                    8.68%

>>    ROA (LTM):                    1.14%

>>    Net Interest Margin (LTM):    4.15%

Strong Balance Sheet:

>>    Tangible Equity/Total Assets: 10.14%

>>    Total Equity/Total Assets:    12.39%

[LOGO]                                                              (at 6/30/03)
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      Key Transaction Considerations

Well-positioned Branch System:

>>    4 branches in Rensselaer Cnty. - #1 market share at 22.9%

>>    5 branches in Greene County - #2 market share at 24.1%

>>    6 branches in Albany County - #9 market share at 2.8%

>>    1 branch in Saratoga County - #11 market share at 2.2%

>>    1 branch in Schenectady County - #9 market share at 1.2%

>>    1 branch in Schoharie County - #8 market share at 1.3%

>>    1 branch in Washington County - #5 market share at 4.2%

>>    2 branches in Warren County - #6 market share at 3.2%

      Average branch size over $42 million

                                               Source: SNL (as of June 30, 2002)

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      Key Transaction Considerations

Diversified Loan Portfolio with Strong Commercial Growth:

                                  [PIE CHART]

TRYF
----

Commercial Real Estate & Business       62%

Consumer                                 5%

Residential Real Estate                 33%

                                  [PIE CHART]

FNFG
----

Commercial Real Estate & Business      41%

Consumer                               16%

Residential Real Estate                43%

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      Key Transaction Considerations

                                  [PIE CHART]

Pro Forma
---------

Commercial Real Estate & Business      46%

Consumer                               13%

Residential Real Estate                41%

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      Key Transaction Considerations

Exceptional Asset Quality:

(at or for the three months ended June 30, 2003)

                                     FNFG            TRYF       Pro Forma
                                    ------          ---------------------
>>   NPLs/Total Loans:               0.44%           0.26%        0.40%
>>   Allowance/Total Loans:          1.08%           1.90%        1.29%
>>   Allowance/NPLs:                246.5%          726.8%       326.7%
>>   Net Charge-offs/Avg. Loans:     0.24%           0.05%        0.19%

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      Key Transaction Considerations

High Concentration of Core Deposits:

                                  [PIE CHART]

TRYF
----

Core Deposits           73%

Time Deposits           27%

                                  [PIE CHART]

FNFG
----

Core Deposits           58%

Time Deposits           42%

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      Key Transaction Considerations

                                  [PIE CHART]

Pro Forma
---------

Core Deposits           62%

Time Deposits           38%

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      Transaction Summary - Pricing

>>    Aggregate Transaction Value                       $356.6 million

>>    Purchase Price per Share                          $35.50

>>    Price to GAAP EPS (LTM)                           23.51 X

>>    Price to Estimated 2004 EPS                       20.64 X

>>    Price to Estimated 2004 EPS with A/T Synergies    15.12 X

>>    Price to Stated Book Value                        212.45%

>>    Premium to Market (8/8/03)                        23.26%

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      Transaction Summary

>>    Consideration                             57% stock
                                                43% cash

>>    Implied Exchange Ratio                    1.28803 + $15.265

>>    Pricing Collars                           12% (+ / -)

>>    Due Diligence                             Completed

>>    Expected Closing                          4Q 2003/Jan. 2004

>>    Termination Fee                           $17.5 million

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      Transaction Summary - Structure

>>    Operating Structure:                      TRYF absorbed
                                                into FNFG

>>    Management and Staff:                     Some senior level
                                                attrition expected

>>    Board Representation:                     Daniel Hogarty, Jr.
                                                Vice Chairman FNFG Board

>>    Required Approvals:                       Normal Regulatory;
                                                TRYF Shareholders

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      Economics of the Transaction

>>    Anticipated to be accretive to 2004 EPS by approximately 14%

>>    Expected savings of approx. $10.7 million pre-tax:

      -     Salaries and benefits

      -     Data processing

      -     Board fees

>>    Expected internal rate of return of more than 12%

>> Merger-related charges expected in the range of $17 - $20 million, after tax

>>    Pricing in line with market; provides fair treatment of TRYF shareholders

>> Pro forma tangible capital greater than 12% allows for stock repurchases as previously announced

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      Pro Forma Summary

(in millions)                            FNFG            TRYF          Pro Forma
--------------------------------------------------------------------------------

Assets                                $ 3,561.6       $ 1,247.8       $ 4,865.4

Deposits                              $ 2,355.2       $   925.4       $ 3,280.7

Net loans                             $ 2,259.7       $   757.5       $ 3,017.2

Shareholders' equity                  $   718.4       $   154.6       $   923.3
--------------------------------------------------------------------------------

Equity / assets                           20.17%          12.39%          18.98%

Tang. equity / tang. assets               17.68%          10.14%          12.48%

Leverage ratio                            12.40%           9.86%          12.35%

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      Performance Measures - Accretion

                                                          2004 Projections
--------------------------------------------------------------------------------

>>    GAAP Accretion to FNFG                                    14.1%

>>    Cash Accretion to FNFG (1)                                15.9%

>>    Pro Forma Return on Equity                                6.62%

>>    Pro Forma Return on Tangible Equity                      10.69%

>>    Pro Forma Efficiency Ratio                                51.9%

(1) Cash earnings represent net earnings plus the after-tax impact of intangible amortization expense.

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      Summary Comments

>>    Effective deployment of capital from "second-step" offering

>> Provides franchise growth into urban/suburban markets in Albany (Capital) region

>>    Significant expansion of FNFG's market area

>>    Advances strategic objective of increased focus on commercial lending

>>    Consistent with the vision that we have been communicating to investors

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                               First Niagara
                                     Financial Group, Inc.

                                   Questions?

                                                                 August 11, 2003